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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 22, 1996


                           ALCO STANDARD CORPORATION
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)


   OHIO             File No. 1-5964               23-0334400
----------          ---------------             -------------
(State or other     (Commission File            (IRS Employer
jurisdiction of      Number)                     Identification
incorporation)                                   Number)

                P.O. Box 834, Valley Forge, Pennsylvania 19482
                ---------------------------------------- -----

      Registrant's telephone number, including area code: (610) 296-8000
                                                          --------------

                                Not Applicable
                           -------------------------
         (Former name or former address, if changed since last report)




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Item 5. Other Events.
        -------------

        On October 22, 1996, the Registrant entered into the Amended and Restated 1996 Support Agreement (the "1996 Support Agreement") with its leasing subsidiary, IKON Capital, Inc. The 1996 Support Agreement supersedes and replaces the 1994 Support Agreement, which was filed as Exhibit 10.16 to the Registrant's Form 10-K dated September 30, 1994.

        On November 8, 1996, the Board of Directors declared a special dividend of 100% of the common stock of Unisource Worldwide, Inc. ("Unisource"), the Registrant's wholly-owned subsidiary. The dividend is payable on December 31, 1996 to the shareholders of record of Alco common stock on December 13, 1996. Distribution of the dividend is subject to several conditions, all of which the Registrant anticipates will be satisfied prior to the record date for the distribution, including, but not limited to, the effectiveness of Unisource's Form 10 Registration Statement.






Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

          (c)     Exhibits.
                  --------

          (10)    Amended and Restated 1996 Support Agreement


          (99)    Press Release dated November 8, 1996


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ALCO STANDARD CORPORATION


                                  By: /s/ Michael J. Dillon
                                     -----------------------------
                                          Michael J. Dillon
                                          Vice President and Controller


Dated: November 11, 1996

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                               Index to Exhibit
                               ----------------


(10)   Amended and Restated 1996 Support Agreement


(99)   Press Release dated November 8, 1996